Severance Payable	12 Months Ended
Dec. 31, 2016
Retirement Benefits [Abstract]
Severance Payable

Note 4 – Severance payable

In September 2010 we entered into a severance agreement with a former consultant. Under the severance agreement, the consultant was to be paid $270,000 over a 27 month period in increments of $10,000 per month beginning in September 2010 and continuing through November 2012. In April 2011, we amended the aforementioned severance agreement to monthly payments of $3,400 per month through March 2016.

In December 2015, we recorded an additional severance reserve of $40,000 for expected termination benefits provided to three former employees after employment due to restructuring. These benefits included salary and medical continuation coverage which was paid out by April 30, 2016.

There was $0 and $46,000 severance payable balance at December 31, 2016 and 2015, respectively.